UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 5, 2017

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

Item 5.07.      Submission of matters to a vote of security holders

HEI:    The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on May 5, 2017.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934.  As of February 24, 2017, the record date for the Annual Meeting, there were 108,746,035 shares of HEI Common Stock issued and outstanding and entitled to vote.  There was no solicitation in opposition to the Class III nominees to the Board of Directors with terms ending at the 2020 Annual Meeting of Shareholders or to the Class I nominee to the Board of Directors with a term ending at the 2018 Annual Meeting of Shareholders, as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors.  Shareholders also ratified the appointment of Deloitte & Touche, LLP as HEI’s independent registered public accounting firm for 2017 and approved, on an advisory basis, a resolution approving HEI’s executive compensation and the frequency of future advisory votes on HEI’s executive compensation every one year.

The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock
	For	Withheld	Against	Abstain	Broker Nonvotes
Election of Class III Directors
Peggy Y. Fowler	80,306,833	1,711,056	N/A	N/A	19,556,186
Keith P. Russell	80,266,665	1,751,224	N/A	N/A	19,556,186
Barry K. Taniguchi	80,185,190	1,832,699	N/A	N/A	19,556,186
Election of Class I Director
Richard J. Dahl	77,694,004	4,323,885	N/A	N/A	19,556,186
Advisory vote on resolution approving HEI’s executive compensation	75,653,987	N/A	4,591,890	1,771,996	19,556,202
Ratification of appointment of Deloitte & Touche, LLP as HEI’s independent registered public accounting firm for 2017	99,485,402	N/A	987,839	1,100,834	--
	Shares of Common Stock
	1 Year	2 Years	3 Years	Abstain	Broker Nonvotes
Advisory vote on the frequency of future votes on HEI’s executive compensation for one year	68,066,482	1,540,792	11,052,519	1,358,075	19,556,207

HEI has decided to include an advisory vote on HEI’s executive compensation in its proxy materials every year. This decision is consistent with the proposal included in its proxy statement for the Annual Meeting of Shareholders and with the vote of HEI’s shareholders.

Class I Directors--Constance H. Lau and James K. Scott--continue in office with terms ending at the 2018 Annual Meeting of Shareholders. Class II Directors--Thomas B. Fargo, Kelvin H. Taketa, and Jeffrey N. Watanabe--continue in office with terms ending at the 2019 Annual Meeting of Shareholders.

Hawaiian Electric:  On May 5, 2017, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at nine, (2) elected Richard J. Dahl, Timothy E. Johns, Micah A. Kāne, Bert A. Kobayashi, Jr., Constance H. Lau, Alan M. Oshima, Kelvin H. Taketa and Jeffrey N. Watanabe to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of Deloitte & Touche, LLP as Hawaiian Electric’s independent registered accounting firm for 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: May 8, 2017	Date: May 8, 2017

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